Company Presentation October 2018 Drake Rig 273 Alaska Project Drake Exhibit 99.1

Forward-Looking Statements Caution The following presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the securities laws of the United States. All statements, other than statements of historical facts, addressing activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, the outlook for equipment and utilization and day rates, general industry conditions including bidding activity, future results of the Company’s operations, capital expenditures, income tax matters, expansion and growth opportunities, financing activities, debt repayment, returns on capital, cash flows and other such matters, are forward-looking statements. Although the Company believes its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Company’s reports filed with the SEC, including reports on Forms 10-K and 10-Q. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publically update or revise any forward-looking statement.

DRAKE OVERVIEW

Drake Overview Mission and Value Creation Recognized Industry Leader in Safety and Performance Diverse Portfolio of Service Offerings and Global Exposure Strong Partnership with Top-Tier Clients Over 80 year history of delivering operational excellence, partnering with our customers to manage costs and mitigate operating risks by providing the most innovative, reliable and efficient drilling and rental solutions in the industry Providing technical expertise, labor resources and customized, client-owned solutions across complementary businesses focused on meeting customer needs 17 of the last 20 years – performed better than IADC industry average in safety performance, TRIR (Total Recordable Incident Rate) with 2017 being the lowest in Company history at 0.19 Successfully drilled 9 of the top 10 longest Extended-Reach Drilling (ERD) records – currently hold world record (49,212 feet) Leading supplier of premium tubular and pressure control rental equipment in the U.S. Industry pioneer in remote and harsh-environment onshore and offshore drilling rigs Attractive array of international services, including superior Casing Running Tool (CRT) technology Preferred service provider for many Super Majors Diverse client mix including major U.S. E&Ps, IOCs, NOCs, and ISPs Focus on fostering long-term, repeatable relationships with customers that reward efficiency, safety and results Robust Processes and Procedures Ensuring Quality Service Industry leading Integrated Management System (IMS) is aligned with API Q2 requirements IADC Accredited Competency Assurance program ensures rig-based personnel are properly trained Integrated Oracle system provides timely cross-functional communication between Accounting, Supply Chain, Asset Management and other support functions ®

Business Overview Rental Tools Customer-Owned Rigs Drake-Owned Rigs Drilling International Continental U.S. Diverse fleet, able to meet complex drilling requirements Building scale in select international markets (e.g. Middle East and CIS) Market share leader for barge rigs in the GOM despite the challenging macro dynamics in the region Reputation for service and safety excellence Complex projects exceed the traditional operator and contractor relationship O&M services leverage engineering, project management and drilling expertise to create customized drilling solutions World-renowned offshore and onshore projects Leading provider – extensive and repeatable relationships with major U.S. E&Ps Strong growth in up cycles Levered to U.S. rig count, with exposure to all major U.S. basins and the Gulf of Mexico (GOM) offshore market High return, quick payback investment opportunities Global platform with a major presence in the Middle East Automated Casing Running Tool (CRT) performance exceeding competition Focusing on core markets with strong customer activity Rig 266 Client-Owned Platform, Russia Fully-staffed engineering department capable of meeting client and project specific goals Top-Tek CRT U.S. Rental Drill Pipe Inventory ®

Drake’s Global Footprint

Drake’s Business Strategy Drake’s experienced management team believes Drake is the natural consolidator in the industry, leveraging Drake’s footprint and creating pull-through opportunities Position Drake to opportunistically consolidate complementary assets and businesses Drake management is committed to pursuing M&A and organic investment opportunities as it has done historically. In particular, significant benefit expected from acquisitions that accelerate growth prospects in rentals and expanding U.S. well services business. This would allow for the following long-term benefits for Drake: Leverage existing global footprint Expand drilling services into new markets Increase revenue pull-through opportunities with existing rentals business Capitalize on Drake’s key customer relationships and operational excellence Leverage global distribution network, strong reputation and broad customer base to capitalize on growing demand for rental tools Position rig fleet and marketing teams to earn new contracts as conditions improve and customers begin committing more capital to well programs Prioritize capital expenditures to pursue highest return prospects Continue to evaluate opportunities to expand O&M service offering Reactivate drilling fleet in the most cost efficient manner Execute on international rental revenue pull-through opportunities with international drilling Invest in new technology U.S. rental equipment opportunities with high return and quick payback cycles Leverage U.S. rental infrastructure to organically grow U.S. well services business Near-Term Long-Term

Path to Implementing Drake’s Strategy Material Investment Required to Increase Rig Utilization and Expand Rental Position 2 Drake Has the Opportunity to Leverage its Global Platform 3 Meaningful investment is required to maintain market share and improve margins Restart capital will increase the longer rigs remain idle, obsolescence risk will increase over time, and additional capital will be required as there is a changeover in drill pipe technology Includes investment to maintain quality (rigs/pipe), improve/offer new technology (CRT/pipe), expand organically in complementary business lines (i.e., U.S. well services) Drake’s current infrastructure can support a much larger volume of business with marginal incremental cost (integrated management system, supply chain management, compliance programs, human resource programs, etc.) The strategy of operating complementary businesses is a sound one – increased regional process across product lines leverages regional infrastructure and enables pull-through opportunities Management has identified attractive opportunities which are currently unactionable – Drake does not have currency to effect M&A Capital Structure and Liquidity Limitations Drake currently has liquidity in the near term However, current liquidity may not be sufficient, thereby requiring Drake to utilize its current financial flexibility Although Drake currently can participate in liquidity-enhancing transactions to extend runway, this would not allow Drake to execute on organic and inorganic opportunities at a time when consolidation and partnership discussions are taking place in a recovering industry 4 Highly Uncertain Macro Environment Dictates Caution 1 There has been recent commodity momentum over the course of 2018, however expectations on forward strip are backwardated, creating an ambiguous environment for future activity. Investment decisions remain uncertain at the customer level Drake maintains a high level of conservatism around its capital deployment in an environment where it should be pressing forward with opportunistic spending Employee retention becomes even more critical if the business were to focus on survival as opposed to growth

Macroeconomic Backdrop WTI – As of May 2016 WTI - Present Brent – As of May 2016 Brent - Present Source:Bloomberg Note: Market data as of 10/5/18 Near term pricing has moved beyond views from 2016; however, the forward strip is backwardated with an expectation of a decline in future prices 1

Rig Count – January 2008-Present Source:Baker Hughes Note: Market data as of 9/30/18 TBD: Reconciling data in process; onshore not broken out as desired International rig count has not experienced the volatility seen in the United States, which has grown rapidly from decline – thus, there is not expected to be the same level of international recovery that is occurring in the United States 1

Rig Count Recovery Across Cycles Continental U.S. Latin America EMEA Total International Source:Baker Hughes Note:Cycle 1 Trough reflects U.S. rig count of 408 rigs in May 2016 and Cycle 2 Trough reflects U.S. rig count of 895 rigs in June 2009 (months) (months) (months) (months) Rig count growth has been limited to the Continental U.S. in this cycle as compared to 2009 1

Projected Capital Expenditures by Region North America Latin America EMEA Global Spend Source:IHS as of 9/6/18 ($bn) ($bn) ($bn) ($bn) Projected increases in capital spend should provide tailwinds for Drake's rental and drilling businesses 1

PRELIMINARY DRAFT - Subject to Material Revision | Prepared at the Request of Counsel | Privileged & Strictly Confidential

1 Tailwinds for Global Recovery

Discoveries are at historic lows and a North American recovery will likely not stop global decline curve

Global Liquids Supply (Millions of Barrels per Day)


100
95
90
85
80
75
70
Months
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20
Gross Additions
Existing Production
1 – 2% observed decline rate (net of NAm shale infill activity)
3 – 4% observed decline rate (excluding shale)
Producing fields estimated to decline at ~7% absent any oilfield services activity
2.4
1.8
2.0
9.5
10.5
2.1
Deepwater
Shelf
RoW Onshore
NAm Onshore = 0.3
NAm Onshore
RoW Onshore
Shelf
New Projects (6.4 million barrels per day)
Incremental production growth through 2020 requires significant investment, both on- and offshore
Infill Drilling (22.6 million barrels per day)
To prevent significant declines in base production, substantial spending is required in mature fields; this "infill drilling" activity has deteriorated from the oil price decline and corresponding drop in operator budgets

Historical Discoveries by Volume


Oil Discoveries: 1950 - 2015
Billions of Barrels
100
90
80
70
60
50
40
30
20
10
0
1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

Source: Bloomberg, Rystad Energy, Wall Street Research

13

PRELIMINARY DRAFT - Subject to Material Revision | Prepared at the Request of Counsel | Privileged & Strictly Confidential

2

Material Investment is Required to Increase Rig Utilization

Drake has a mature rig fleet that has been strategically upgraded over time; significant capex will continue to be required, and excess market capacity tends to favor new rigs

- On average, Drake's rigs are 26 years old and were upgraded an average of 9 years ago – newer (or more recently upgraded) rigs are more likely to be contracted (average age of Drake's 2017 revenue-producing rigs was ~17 years)
- Mobility across geographies can occur only in certain situations based on country specific factors and rig specifications
- Drake has removed 2 rigs from service and sold 3 rigs since December 2014 and continues to evaluate potential ways to modernize its current fleet
  - *New rigs cost between $20mm and $40mm -- Drake is not currently pursuing a new-build fleet replenishment, however, management is considering various options in connection with new opportunities, including customer-financed new-builds*
  - *Major upgrades estimated to cost between $8mm and $14mm*
  - *Maintenance estimated to cost $1mm per year for each active rig*
  - *Reactivation costs for warm and cold stacked rigs are ~$250k and between $750k and $4mm, respectively*

	EMEA			Latin America			Arctic		U.S. (L48)
	Kazakhstan	Iraq	Tunisia	Colombia	Guatemala	Mexico	Alaska	Russia	U.S. GOM
# of Rigs	5	3	1	1	1	5	2	1	13
Avg. Age (Yrs.)	21	19	11	36	10	33	6	7	34
Yrs. Since Upgrade	9	10	11	9	10	11	6	7	10

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Investment Needed to Maintain and Grow Share in the U.S. Rentals Market 2 Since January 2016, Drake’s U.S. Tubular Goods Utilization Index1 has slightly outperformed the U.S. Total Rig Count as it has increased the number of new units in its inventory 1..The Drake U.S. Tubular Goods Utilization Index represents the proportion of tubular goods (drill pipe and related products) that were on rental compared to the total inventory of tubular goods, and indexed to a base level of tubular goods inventory on rental. Tubular goods rentals do not account for all U.S. Rentals’ revenues. 1

Drake’s Global Organization Can Support Additional Business Without Significant Cost Due to its global footprint, Drake already has the necessary infrastructure and expertise in place to permit scaling up, and is currently sub-scale relative to that infrastructure 2017A Revenue ($MM) Countries of Operations Comparison Source:Company filings and presentations 3 Drake Drake Drake Drake Drake Drillers Rentals Drillers Rentals

Capitalizing on Drake’s Expansive Network and Robust Infrastructure 3 Drake has invested in quality management systems and processes which allow for additional bolt-on growth without significant cost increases Integrated Management System (IMS) Company’s quality management system 12 components, ranging from Operational Risk Management to Continual Improvement Compliance Code of Conduct, Third Party Screenings, Ethics Helpline, Employee Training Supply Chain Global Strategic Sourcing Agreements, International Logistics management for shipping and receiving Oracle ERP System Allows cross-functional communication between departments such as Asset Management, Supply Chain, Accounting and others Human Resources Diverse global experience with network and systems for performing onboarding and recruitment, payroll and benefits, training and development, and other necessary services Drake ®

Realizing Revenue Pull-Through Across the Business 3 Drake has identified the following pull-through opportunities: Rental revenue through Drake’s drilling business However, subscale drilling business limits ability to realize rental pull-through opportunities Value of rental tools and capabilities is client-driven (i.e., CRT tool is useful for client focused on complex or unconventional drilling) Service-related revenue through Drake’s drilling and U.S. Rentals business Drake’s International Rentals business provides customers with rental tools and Drake services Existing U.S. market for Drake is limited to tools Opportunity exists to build out a well services revenue platform within Drake’s U.S. Rentals business, leveraging the infrastructure and relationships already in place Drake's drilling and rentals businesses complement each other and the combined business creates more revenue generating capability than as stand-alone businesses Examples of Strategic Pull-Through In 2017, international rentals earned $16K/month on a Drake-owned asset in Sakhalin Island International drilling and rentals businesses share resources, office space and collaborate closely on collective opportunities (i.e., Dubai, UAE and Villahermosa, Mexico offices) Drilling O&M projects provided $500K+ in 2017 Technical Services engineering projects Extensive U.S. Rentals infrastructure and client relationships offer solid platform to leverage CRT services

Identified Inorganic Opportunities are Currently Unactionable 3 International opportunities would allow Drake to meaningfully increase its footprint, leverage its existing drilling expertise, and capture additional rental pull-through opportunities International Drilling opportunity (stock and cash) Regional Contractor in the Middle East (stock and cash) Actively tendering new rental tools opportunities International Rental Tools opportunity (stock and cash) Expansion of our U.S. Wells Services business Reasonably sized U.S. Well Services Contractor (cash) Drake has pursued strategic opportunities in order to meet client demand for rigs and rental equipment

PRELIMINARY DRAFT - Subject to Material Revision | Prepared at the Request of Counsel | Privileged & Strictly Confidential

4 Debt Maturity / Trading Profile

After trading apart earlier this year, 2020 and 2022 Notes trading prices have moved in lock-step in recent months (~78¢ vs. ~89¢) with yields of 14.3-14.4%. Maturities and liquidity are reflected in the current market capitalization of ~$28 million

Capital Structure

($ in millions)	Maturity	Amount Out.	Interest Rate	Interest Exp	Cum. Debt / LTM EBITDA	Market Price	Yield To Worst (%)	Credit Rating
Secured Debt								
Revolving Credit Facility	Jan-20	$ --	L + 400	$ --	--	N/A	N/A	NR
Unsecured Debt								
Senior Unsecured Notes Due 2020	Aug-20	$225	7.50%	$17	3.1x	89.2%	14.30%	B- / Caa2
Senior Unsecured Notes Due 2022	Jul-22	360	6.75%	24	4.9x	78.0%	14.40%	B- / Caa2
Total Debt		$585		$41	8.0x			
Convertible Preferred Stock	Mar-20	$50	7.25%	N/A	N/A	N/A	N/A	N/A

Debt Trading History Since January 2017



Senior Unsecured Notes Due 2020
Senior Unsecured Notes Due 2022
100¢
95¢
90¢
85¢
80¢
75¢
70¢
89.2¢
78.0¢
Jan-17
Apr-17
Jul-17
Oct-17
Dec-17
Apr-18
Jul-18
Sep-18

Equity Trading History Since January 2017



$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2.97
Jan-17
Apr-17
Jul-17
Oct-17
Dec-17
Apr-18
Jul-18
Sep-18

Source: Company Filings, Bloomberg, Capital IQ
Note: Market data presented as of 10/5/2018; Equity trading history adjusted for 1:15 reverse stock split effective on July 27, 2018

20

Leverage and Liquidity Snapshot 4 Cash Burn Leverage Source:Drake

Financial Projections

Financial Snapshot Revenue ($MM) Opex ($MM) Source:Drake Note:Figures inclusive of Technical Services Revenue 1 Revenue – Opex – SG&A EBITDA ($MM)1 Capex ($MM) Cash Burn ($MM)

Financial Snapshot (Cont.) Source:Drake Note:Rentals includes U.S. Rentals and International Rentals, Drilling includes U.S. (Lower 48), Latin America, EMEA, Arctic and Technical Services Revenue ($MM) by Business EBITDA ($MM) by Business Annual G&A ($MM) $35 $36 $34 $26 $28 $34 $30 $31 $32

Financial Snapshot (Cont.) Revenue Mix – Drilling EBITDA Mix – Drilling Source:Drake Rig Utilization Revenue Mix – Rentals EBITDA Mix - Rentals

Projected Rig Utilization Revenue in quarter, contracted No revenue in quarter Revenue in quarter, not contracted

Capex ($mm) Note: Exclusive of corporate capex

KEY TAKEAWAYS

Key Takeaways Drake is showing momentum in selected business units; however, a longer-term recovery is dependent on both activity and pricing improvements – supply / demand imbalance for international and offshore markets may not necessarily benefit from the current improvement in near-term commodity pricing Although Drake currently can participate in liquidity-enhancing transactions to extend runway, this would not allow Drake to execute on organic and inorganic opportunities at a time when consolidation and partnership discussions are taking place in a recovering industry Drake has near-term opportunities to increase stakeholder value; however, these near-term opportunities place additional strain on Drake’s liquidity forecast Drake has the management, business segments, and operational footprint to be a leading provider of its drilling and rental services long-term

Drake Rig 273 Alaska Project Drake